EXHIBIT 10.5

                              EMPLOYMENT AGREEMENT

Agreement dated February 5, 2004, between ADZONE RESEARCH, INC. (hereinafter the "company") and Charles A. Cardona III (hereinafter the "employee")

The company employees the employee, and the employee agrees to be employed, Following terms and conditions:

EMPLOYMENT - Employment continues as outlined effective today, February 5, 2004 and will end on February 5, 2007 (Employment Period)

SALARY - The Company shall pay Employee a salary plus stock options of (see exhibit A) per year, payable as a weekly payroll check.

                POSITION - THE COMPANY HIRES THE EMPLOYEE AS CEO

OTHER AGREEMENTS - Medical and Dental insurance is fully paid for the employee by the Company during the employment period. Company shall reimburse or pay for reasonable company vehicle expenses including lease or purchase payments, gas, tolls and repairs.

LEGAL REPRESENTATION - AdZone Research agrees to defend employee against any and all legal claims and litigation. In addition AdZone Research further agrees to pay all expenses arising from any and all litigation, including but not limited to attorney's fee's legal fee's, misc. expenses, . Legal representation for Charles A. Cardona will continue beyond the term of this contract and will continue for the remainder of Charles A. Cardona's life.

SETTLEMENT BY ARBITRATION - Any claim or controversy that arises out of or relates to this agreement, will be settled by arbitration. If any provision of this agreement is held invalid, the other provisions of this agreement will remain in effect. ORAL MODIFICATIONS ARE NOT BINDING. THIS AGREEMENT SUPERSEDES ALL PREVIOUS EMPLOYMENT AND OTHER AGREEMENTS BETWEEN CHARLES A. CARDONA AND ADZONE RESEARCH.

EFFECT OF PRIOR AGREEMENTS - This agreement supersedes any prior agreement between AdZone Research and Charles A. Cardona III. The company assumes all outstanding unpaid back salary liability under previous contracts with AdZone Interactive, Inc.

                              ADZONE RESEARCH, INC
                                  COMPANY NAME


                              AUTHORIZED SIGNATURE


                               EMPLOYEE SIGNATURE

                              EMPLOYMENT AGREEMENT
                                    EXHIBIT A

Position:         CEO

Effective Date:   February 5, 2004

Base Salary:      2004              $161,000 annual
                  2005              $181,000 annual
                  2006              $191,000 annual
                  2007              $208,000 annual

The initial base salary shall be reduced to $1500 per week until such time as the company reaches a cash flow positive position for at least 1 month, or the company raises at least $2 Million within 12 months, or management deems that the companies cash position is sufficient to support an increase. No additional salary above the reduced base shall accrue as back salary during the first 6 months of this contract.

Bonuses: Quarterly Qualitative Bonus of $ 10,000 2nd Year, Year end Qualitative Bonus of $ 25,000 Profitability Bonus, if the company reaches annual profitability employee will receive a $100,000 bonus plus 250,000 shares in stock.

Employee shall receive an annual bonus as follows; .5% of the previous years revenues plus 3.5% of the previous years profits plus .5% of the transaction price of any acquisition.

The Board of Directors shall at it's discretion grant up to an additional $100,000 in bonus to the employee on an annual basis.

Stock Options: The employee shall receive options to purchase 3,000,000 (Three Million) shares as follows.

Options for 750,000 shares at $.85 (85 cents) Options for 750,000 shares at $1.00 (1 dollar) Options for 750,000 shares at $1.50 (1 dollar and 50 cents) Options for 750,000 shares at $1.75 (1 dollar and 75 cents)

Additionally the employee shall receive the following 3,000,000 options upon the company achieving $500,000 in total revenues prior to March 31, 2005. Options for 750,000 shares at $.85 (85 cents) Options for 750,000 shares at $1.00 (1 dollar) Options for 750,000 shares at $1.50 (1 dollar and 50 cents) Options for 750,000 shares at $1.75 (1 dollar and 75 cents)

All the options granted above shall be exercisable for 6 years from the date of granting. Additionally the company shall maintain any existing options under previous contracts.

Additional Incentives: Charles A. Cardona will receive 5% of all sales he is involved with.

                              ADZONE RESEARCH, INC.

                                  COMPANY NAME

                              AUTHORIZED SIGNATURE

                               EMPLOYEE SIGNATURE

EMPLOYMENT AGREEMENT

Agreement dated February 5, 2004, between ADZONE RESEARCH, INC. (hereinafter the "company") and John A. Cardona (hereinafter the "employee")

The company employees the employee, and the employee agrees to be employed, Following terms and conditions:

EMPLOYMENT - Employment continues as outlined effective today, February 5, 2004 and will end on February 5, 2007 (Employment Period)

SALARY - The Company shall pay Employee a salary plus stock options of (see exhibit A) per year, payable as a weekly payroll check.

                POSITION - THE COMPANY HIRES THE EMPLOYEE AS COO

OTHER AGREEMENTS - Medical and Dental insurance is fully paid for the employee by the Company during the employment period. Company shall reimburse or pay for reasonable company vehicle expenses including lease or purchase payments, gas, tolls and repairs.

LEGAL REPRESENTATION - AdZone Research agrees to defend employee against any and all legal claims and litigation. In addition AdZone Research further agrees to pay all expenses arising from any and all litigation, including but not limited to attorney's fee's legal fee's, misc. expenses. Legal representation for John
A. Cardona will continue beyond the term of this contract and will continue for the remainder of John A. Cardona's life.

SETTLEMENT BY ARBITRATION - Any claim or controversy that arises out of or relates to this agreement, will be settled by arbitration. If any provision of this agreement is held invalid, the other provisions of this agreement will remain in effect. ORAL MODIFICATIONS ARE NOT BINDING. THIS AGREEMENT SUPERSEDES ALL PREVIOUS EMPLOYMENT AND OTHER AGREEMENTS BETWEEN JOHN A. CARDONA AND ADZONE RESEARCH.

EFFECT OF PRIOR AGREEMENTS - This agreement supersedes any prior agreement between AdZone Research and John A. Cardona . The company assumes all outstanding unpaid back salary liability under previous contracts with AdZone Interactive, Inc.

                              ADZONE RESEARCH, INC
                                  COMPANY NAME

                              AUTHORIZED SIGNATURE

                               EMPLOYEE SIGNATURE

                              EMPLOYMENT AGREEMENT
                                    EXHIBIT A

Position: COO

Effective Date: February 5, 2004

Base Salary:      2004      $161,000 annual
                  2005      $181,000 annual
                  2006      $191,000 annual
                  2007      $208,000 annual

The initial base salary shall be reduced to $1500 per week until such time as the company reaches a cash flow positive position for at least 1 month, or the company raises at least $2 Million within 12 months, or management deems that the companies cash position is sufficient to support an increase. No additional salary above the reduced base shall accrue as back salary during the first 6 months of this contract.

Bonuses: Quarterly Qualitative Bonus of $ 10,000 2nd Year, Year end Qualitative Bonus of $ 25,000 Profitability Bonus, if the company reaches annual profitability employee will receive a $100,000 bonus plus 250,000 shares in stock.

Employee shall receive an annual bonus as follows; .5% of the previous years revenues plus 3.5% of the previous years profits plus .5% of the transaction price of any acquisition.

The Board of Directors shall at it's discretion grant up to an additional $100,000 in bonus to the employee on an annual basis.

Stock Options:    The employee shall receive options to purchase 3,000,000
                  (Three Million) shares as follows.

                  Options for 750,000 shares at $.85 (85 cents ) Options for 750,000 shares at $1.00 (1 dollar ) Options for 750,000 shares at $1.50 (1 dollar and 50 cents ) Options for 750,000 shares at $1.75 (1 dollar and 75 cents )

                  Additionally the employee shall receive the following 3,000,000 options upon the company achieving $500,000 in total revenues prior to March 31, 2005.
                  Options for 750,000 shares at $.85 (85 cents ) Options for 750,000 shares at $1.00 (1 dollar ) Options for 750,000 shares at $1.50 (1 dollar and 50 cents ) Options for 750,000 shares at $1.75 (1 dollar and 75 cents )

All the options granted above shall be exercisable for 6 years from the date of granting. Additionally the company shall maintain any existing options under previous contracts.

Additional Incentives: John A. Cardona will receive 5% of all sales he is involved with.

                              ADZONE RESEARCH, INC.

                                  COMPANY NAME

                              AUTHORIZED SIGNATURE

                               EMPLOYEE SIGNATURE